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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report (June 30, 2002):

                                 XENICENT, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

          NORTH CAROLINA          333-52472          36-4344865
          ----------------        ---------        -------------
 (State or Other Jurisdiction    (Commission   (IRS Employer Identification
      of Incorporation)           File Number)           No.)

                     18 BROOKMONT DRIVE, WILBRAHAM, MA 01095
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (413) 599-0005

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Company had the following two acquisitions of assets that closed on June 30, 2002:

Giantek Technology Corporation
------------------------------
The Company acquired sixty percent of the common stock of Giantek Technology Corporation ("Giantek"), a Taiwanese corporation. The common stock also represents sixty percent of the voting rights of Giantek. Pursuant to the acquisition agreement, the Company paid 550,000 shares of common stock to shareholders of Giantek. In addition, the Company agreed to provide 100,000 shares of common stock to Giantek employees over the next two years as compensation incentives. The company also agreed to provide sales and marketing assistance in the United States and provide funding of $750,000 towards Giantek's operations over the next year.

Headquartered in Taipei, Taiwan, Giantek has provided high-graphic LED display systems to domestic and international customers over the past twenty years. Giantek has recently served many prominent customers including the Taiwan Mass Transit System, Bosch, Inc., and the Jakarta and Taiwan Stock Exchanges. Giantek also installed the streaming data ticker system on the floor of the Hong Kong Stock Exchange. Giantek manufactures and distributes its products primarily from its factory, located just outside of Taipei. Giantek currently employs thirty employees and is ISO 9001 certified.

The company plans to continue the operations of Giantek. Future financial results are expected to be presented on a consolidated basis.

Traderight
----------
The Company acquired 500,000 shares of common stock from Traderight Corp. ("Traderight"), a Florida securities broker-dealer, in exchange for 300,000 shares of its common stock pursuant to a share exchange agreement. Pursuant to the agreement, the Company intends to distribute the shares to its shareholders on a pro rata basis once the Traderight shares are registered with the Securities and Exchange Commission, if ever. The acquisition represents approximately seven percent of Traderight's common shares.

Headquartered in Boca Raton, Florida, Traderight is a Florida securities broker-dealer firm that services wholesale and retail clients through an internet trading platform. The firm employs approximately four securities professionals and two administrative employees. The Company will account for the acquisition under the cost method of accounting. The value is expected to be around $.38 per share which was the quoted market value of the Company's shares on the date of issuance, or an aggregate of $114,000.



ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Financial statements for Giantek Technology Corporation will be filed as an amendment to this Form 8-K within the 60 day prescribed time period.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.


                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XENICENT, INC.

Date:  July 15, 2002                   By:/s/ Duane C. Bennett
                                       -----------------------
                                       Duane C. Bennett
                                       President and Chief Executive Officer




                              EXHIBITS TO FORM 8-K
                              --------------------



No.      Description
---      -----------

10.1     Acquisition agreement with Giantek Technology Corporation
10.2     Acquisition agreement with Traderight Corp.
99       Press release dated May 20, 2002